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                                                                   Exhibit 10.3




                               TREX COMPANY, INC.

                              1999 INCENTIVE PLAN
                             FOR OUTSIDE DIRECTORS

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                               TABLE OF CONTENTS


                                                                        Page
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1. DEFINITIONS............................................................1
2. PURPOSE................................................................2
3. SHARES SUBJECT TO THE PLAN.............................................2
4. ANNUAL DIRECTOR FEES...................................................2
    4.1. General..........................................................2
    4.2. Form of Annual Fee...............................................3
    4.3. Valuation of Options.............................................3
5. GRANT DATE ............................................................3
6. OPTION PRICE...........................................................3
7. TERM OF OPTIONS........................................................3
8. VESTING OF OPTIONS.....................................................3
9. SERVICE TERMINATION....................................................4
10. RIGHTS IN THE EVENT OF DEATH OR DISABILITY............................4
    10.1. Death...........................................................4
    10.2. Disability......................................................4
11. ELECTION TO RECEIVE ADDITIONAL OPTIONS................................5
    11.1. Election Form...................................................5
    11.2. Time for Filing Election Form...................................5
    11.3. Modification of the Election Form...............................5
12. ADMINISTRATION........................................................5
    12.1. Committee.......................................................5
    12.2. Rules for Administration........................................5
    12.3. Committee Action................................................6
    12.4. Delegation......................................................6
    12.5. Services........................................................6
    12.6. Indemnification.................................................6
13. AMENDMENT AND TERMINATION.............................................6
14. GENERAL PROVISIONS....................................................6
    14.1. Limitation of Rights............................................6
    14.2. No Rights as Stockholders.......................................7
    14.3. Rights as a Non-Employee Director...............................7
    14.4. Assignment, Pledge or Encumbrance...............................7
    14.5. Binding Provisions..............................................7
    14.6. Notices.........................................................7
    14.7. Governing Law...................................................7
    14.8. Withholding.....................................................7
    14.9. Effective Date..................................................7

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1.    DEFINITIONS

          To the extent any capitalized words used in this Plan are not defined, they shall have the definitions stated for them in the Trex Company, Inc. 1999 Stock Option and Incentive Plan

1.1  "Annual Director Fee" means an annual fee earned by an Eligible Director
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     for service on the Board of Directors.

1.2  "Board of Directors" or "Board" means the Board of Directors of the
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     Company.

1.3  "Committee" means the Administrative Committee which administers the Plan.
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1.4  "Common Stock" means the common stock, par value $0.01 per share, of the
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     Company.

1.5  "Company" means Trex Company, Inc., a Delaware corporation, or any
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     successor thereto.

1.6  "Election Form" means the form used by an Eligible Director to elect to
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     receive all or a portion of his Annual Director Fee for a Plan Year in the form of Options.

1.7  "Eligible Director" for each Plan Year means a member of the Board of
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     Directors who is not an employee of the Company or any Subsidiary.

1.8  "Fair Market Value" means the closing price of a share of Common Stock
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     reported on the New York Stock Exchange (the "NYSE") on the date Fair
     Market Value is being determined, provided that if there is no closing price reported on such date, the Fair Market Value of a share of Common Stock on such date shall be deemed equal to the closing price as reported by the NYSE for the last preceding date on which sales of shares of Common Stock were reported. Notwithstanding the foregoing, in the event that the shares of Common Stock are listed upon more than one established stock exchange, "Fair Market Value" means the closing price of the shares of Common Stock reported on the exchange that trades the largest volume of shares of Common Stock on the date Fair Market Value is being determined. If the Common Stock is not at the time listed or admitted to trading on a stock exchange, Fair Market Value means the mean between the lowest reported bid price and highest reported asked price of the Common Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Board and regularly reporting the market price of Common Stock in such market. If the Common Stock is not listed or admitted to trading on any stock exchange or traded in

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     the over-the-counter market, Fair Market Value shall be as determined in good faith by the Board.

1.9  "Grant Date" has the meaning set forth in Section 5 hereof.
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1.10 "Option" means a non-qualified Option granted pursuant to the Trex Company,
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     Inc. 1999 Stock Option and Incentive Plan.

1.11 "Option Agreement" means the written agreement between the Company and the
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     Participant that evidences and sets out the terms and conditions of the
     Option.

1.12 "Option Price" has the meaning set forth in Section 6 hereof.
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1.13 "Participant" for any Plan Year means an Eligible Director who participates
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     in the Plan for that Plan Year in accordance with Section 11.1 hereof.

1.14 "Plan" means the Trex Company, Inc. 1999 Incentive Plan for Outside
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     Directors as set forth herein and as amended from time to time.

1.15 "Plan Year" means each fiscal year of the Company.
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1.16 "Subsidiary" means any "subsidiary corporation" of the Company within the
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     meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended.

2.   PURPOSE

          The purpose of the Plan is to provide an incentive for Eligible Directors to increase their equity holdings in the Company so that the financial interests of the Eligible Directors shall be more closely aligned with the financial interests of the Company's stockholders.

3.   SHARES SUBJECT TO THE PLAN

          The shares of Common Stock issuable under the Plan shall be issued pursuant to the Trex Company, Inc. 1999 Stock Option and Incentive Plan.

4.   ANNUAL DIRECTOR FEES

     4.1.  General

           Each Eligible Director shall be entitled to an Annual Director Fee which is equal in value to twenty-five thousand dollars ($25,000); provided,
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however, that such Annual Director Fee may be increased or decreased by the
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Board. The Cash Portion of the Annual Director Fee as defined in Section 4.2 hereof (after reduction

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pursuant to Section 4.2 hereof) shall be paid to an Eligible Director in four equal quarterly installments in arrears on the first business day of each quarter of the Plan Year in which the Eligible Director is providing services to the Company.

     4.2.  Form of Annual Fee

           The Annual Director Fee shall be paid in the form of: (i) an Option representing fifty percent (50%) of the value of the Annual Director Fee and
(ii) cash representing fifty percent (50%) of the value of the Annual Director Fee (the "Cash Portion of the Annual Director Fee"); provided, however, that
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pursuant to Section 11 hereof, the Eligible Director may elect to receive all or a portion of the Cash Portion of the Annual Director Fee in the form of an Option of equal value.

     4.3.  Valuation of Options

           The value of all Options to be issued under the Plan shall be determined pursuant to the Black-Scholes stock option valuation model.

5.   GRANT DATE

           The date of grant for Options granted under the Plan (the "Grant Date") shall be the first day of the Plan Year.

6.  OPTION PRICE

           The Option Price of the Common Stock covered by each Option granted under the Plan shall be the Fair Market Value of such Common Stock on the Grant Date.

7.  TERM OF OPTIONS

           Each Option granted under the Plan shall terminate, and all rights to purchase shares of Common Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted.

8.  VESTING OF OPTIONS

           The Eligible Director may exercise the Option at any time and from time to time after the Grant Date and prior to termination of the Option in installments as follows: the Option shall be exercisable in respect of twenty five percent (25%) of the number of shares covered by the grant on each of the first, second, third and fourth anniversaries of the Grant Date. Any limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option. The foregoing installments, to the extent not

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exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, after becoming exercisable and prior to the termination of the Option; provided, that no single exercise of the Option shall be for
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less than 100 shares, unless the number of shares purchased is the total number at the time available for purchase under the Option.

9.   SERVICE TERMINATION

           Except as otherwise provided in the Option Agreement, upon the termination of service (a "Service Termination") of the Participant as a director of the Company, other than by reason of the death or permanent and total disability of such Participant, any Option granted to a Participant pursuant to the Plan shall terminate to the extent unvested and the vested portion of the Option shall terminate ninety (90) days after such Service Termination, and such Participant shall have no further right to purchase shares of Common Stock pursuant to such Option.

10.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY

     10.1.  Death

            If a Participant dies while in service as a director of the Company, the executors or administrators or legatees or distributees of such Participant's estate shall have the right at any time within one year after the date of such Participant's death and prior to termination of the Option pursuant to Section 7 hereof, to exercise any Option held by such Participant at the date of such Participant's death whether or not such Option was exercisable immediately prior to such Optionee's death.

     10.2.  Disability

            If there is a Service Termination by reason of the permanent and total disability of the Participant, then such Participant shall have the right at any time within one year after such Service Termination and prior to termination of the Option pursuant to Section 7 hereof, to exercise, in whole or in part, any Option held by such Participant at the date of such Service Termination whether or not such Option was exercisable immediately prior to such Optionee's Service Termination. Whether a Service Termination is to be considered by reason of permanent and total disability for purposes of this Plan shall be determined by the Committee, which determination shall be final and conclusive.

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11.  ELECTION TO RECEIVE ADDITIONAL OPTIONS

     11.1.  Election Form

            A Participant who wishes to be receive all or part of the Cash Portion of the Annual Director Fee in the form of Options shall file an Election Form with the Company, in the form and manner prescribed by the Committee. Filing of a completed Election Form will authorize the Company to issue Options to the Participant in lieu of all or part of the Cash Portion of the Annual Director Fee, in accordance with the Participant's instructions on the Election Form. Options issued pursuant to an election made under this Section 11 shall vest in accordance with the schedule set forth in Section 8 hereof.

     11.2.  Time for Filing Election Form

            An Election Form shall be completed and filed by each newly elected Eligible Director within thirty (30) days after the Participant's election to the Board, and elections under the Plan made by newly elected Eligible Directors shall apply to the Participant's Annual Director Fee for the remainder of the Plan Year. Continuing Directors shall complete an Election Form prior to the last day of the Plan Year for an Annual Director Fee earned in the next succeeding Plan Year.

     11.3.  Modification of the Election Form

            An election made by an Eligible Director pursuant to Section 11.1 hereof shall be irrevocable for the Plan Year for which such election is made.

12.  ADMINISTRATION

     12.1.  Committee

            The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in an Administrative Committee. The Committee shall consist of at least two members appointed from time to time by the Board of Directors to serve at the pleasure thereof. The initial Administrative Committee shall consist of the President and the Chief Financial Officer of the Company. Any member of the Committee may resign by delivering a written resignation to the Company, and may be removed at any time by action of the Board of Directors.

     12.2.  Rules for Administration

            Subject to the limitations of the Plan, the Committee may from time to time establish such rules and procedures for the administration and interpretation of the Plan and the transaction of its business as the Committee may deem necessary or appropriate. The determination of the Committee as to any disputed

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question relating to the administration and interpretation of the Plan shall be conclusive.

     12.3.  Committee Action

            Any act which the Plan authorizes or requires the Committee to do may be done by a majority of its members. The action of such majority, expressed from time to time by a vote at a meeting (i) in person, (ii) by telephone or other means by which all members can hear one another or (iii) in writing without a meeting, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members of the Committee at the time in office.

     12.4.  Delegation

            The members of the Committee may authorize one or more of their number to execute or deliver any instrument, make any payment or perform any other act which the Plan authorizes or requires the Committee to do.

     12.5.  Services

            The Committee may employ or retain agents to perform such clerical, accounting and other services as it may require in carrying out the provisions of the Plan.

     12.6.  Indemnification

            The Company shall indemnify and save harmless each member of the Committee against all expenses and liabilities arising out of membership on the Committee, other than expenses and liabilities arising from the such member's own gross negligence or willful misconduct, as determined by the Board of Directors.

13.  AMENDMENT AND TERMINATION

            The Company, by action of the Board of Directors or the Administrative Committee, may at any time or from time to time modify or amend any or all of the provisions of the Plan, or may at any time terminate the Plan. No such action shall adversely affect the accrued rights of any Participant hereunder without the Participant's consent thereto.

14.  GENERAL PROVISIONS

     14.1.  Limitation of Rights

            No Participant shall have any right to any payment or benefit hereunder except to the extent provided in the Plan.

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     14.2.  No Rights as Stockholders

            Nothing contained in this Plan shall be construed as giving any Participant rights as a stockholder of the Company.

     14.3.  Rights as a Non-Employee Director

            Nothing contained in this Plan shall be construed as giving any Participant a right to be retained as a non-employee Director of the Company.

     14.4.  Assignment, Pledge or Encumbrance

            No assignment, pledge or other encumbrance of any payments or benefits under the Plan shall be permitted or recognized and, to the extent permitted by law, no such payments or benefits shall be subject to legal process or attachment for the payment of any claim of any person entitled to receive the same, except to the extent such assignment, pledge or other encumbrance is in favor of the Company to secure a loan or other extension of credit from the Company to the Participant.

     14.5.  Binding Provisions

            The provisions of this Plan shall be binding upon each Participant as a consequence of the Participant's election to participate in the Plan, upon the Company, upon the Participant's heirs, executors and administrators and upon the successors and assigns of the Participant and the Company.

     14.6.  Notices

            Any election made or notice given by a Participant pursuant to the Plan shall be in writing to the Committee or to such representative thereof as may be designated by the Committee for such purpose and shall be deemed to have been made or given on the date received by the Committee or its representative.

     14.7.  Governing Law

            The validity and interpretation of the Plan and of any of its provisions shall be construed under the laws of the State of Delaware without giving effect to the choice of law provisions thereof.

     14.8.  Withholding

            The Company shall have the right to deduct from the amounts distributable hereunder any federal, state or local taxes required by law to be withheld with respect to such distributions, and such additional amounts of withholding as are reasonably requested by the Participant.

     14.9.  Effective Date

            This Plan shall be effective as of _______ __, 1999.

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